UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report October 30, 2007
REPLIDYNE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52082 (Commission File Number)	84-1568247 (I.R.S. Employer Identification No.)

1450 Infinite Drive, Louisville, Colorado (Address of principal executive offices)		80027 (Zip Code)
303-996-5500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 2.02 Results of Operations and Financial Condition.
     On October 30, 2007, Replidyne, Inc. issued a press release reporting its results of operations for the third quarter of fiscal 2007 ending September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference herein.
     The information in this item (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated October 30, 2007 reporting its results of operations for the third quarter of fiscal 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIDYNE, INC.
Dated: October 30, 2007	By:	/s/ Mark L. Smith
Mark L. Smith
Chief Financial Officer Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 30, 2007 reporting its results of operations for the third quarter of fiscal 2007.